                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

================================================================================

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 BIOMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)



--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(I)(2) or
      Item 22(a)(2) of Schedule 14A
[ ]   Fee Computed on Table below per Exchange Act Rules 14a-6(i)(4) and 0- 11.

      (1) Title of each class of securities to which transaction applies:

          ______________________________________________________________________

      (2) Aggregate number of securities to which transactions applies:

          ______________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

          ______________________________________________________________________

      (4) Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

      (5) Total fee paid:

          ______________________________________________________________________

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
                                ------------------------------------------------
      (2) Form, schedule or registration statement no.:
                                                      --------------------------
      (3) Filing party:
                      ----------------------------------------------------------
      (4) Date filed:
                    ------------------------------------------------------------

================================================================================

                                 BIOMERICA, INC.
                              1533 MONROVIA AVENUE
                         NEWPORT BEACH, CALIFORNIA 92663

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 13, 2000

                                ----------------



         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of BIOMERICA, INC., a Delaware corporation (herein called the "Company"), will be held at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 on November 13, 2000, at 2:00 p.m. for the following purposes:

         1. To elect a Board of Directors consisting of seven (7) directors. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election;

         2. To consider and act upon any other matters which may properly come before the Annual Meeting and any adjournment thereof.

         In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on September 18, 2000, as the record date for the determination of the holders of the Company's common stock, $0.08 par value (the "Common Stock") entitled to notice of and to vote at said Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please mark, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before it is voted.

         YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                             By Order of the Board of Directors,

                                             /S/ Zackary S. Irani
                                             --------------------
                                             ZACKARY S. IRANI,
                                             Chief Executive Officer
Newport Beach, California
September 28, 2000

                                 BIOMERICA, INC.

                                ----------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS


                                ----------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors of BIOMERICA, INC., a Delaware corporation (together with its subsidiaries, the "Company"), in connection with the solicitation of proxies for use at the Company's Annual Meeting of Stockholders to be held on November 13, 2000, at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 at 2:00 p.m, and at any and all adjournments thereof (the "Annual Meeting"). The Annual Meeting has been called for the purposes set forth in the accompanying Notice of the Annual Meeting of Stockholders (the "Notice"). This Proxy Statement, and the Annual Report of the Company for the year ended May 31, 2000, will be mailed on or about October 15, 2000, to each stockholder of record as of the close of business on September 18, 2000.

PERSONS MAKING THE SOLICITATION

         The Proxy is solicited on behalf of the Board of Directors of the Company. The solicitation of proxies is being made only by use of the mails and the cost of preparing, assembling and mailing these proxy materials will be paid by the Company. Following the mailing of this Proxy Statement, directors, officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph or personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock, $0.08 par value, of record will be requested to forward proxy soliciting material to the beneficial owners of such shares. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners.

TERMS OF THE PROXY

         The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the stockholder's shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify whether the proxy shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the Proxy is executed properly and is received by the proxy prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Ms. Janet Moore, Secretary, Biomerica, Inc., 1533 Monrovia Avenue, Newport Beach, California 92663, by attending the meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.

                         VOTING RIGHTS AND REQUIREMENTS

RECORD DATE AND OUTSTANDING SHARES

         At the close of business on September 18, 2000, the record date for the determination of stockholders entitled to notice of and vote at the Annual Meeting (the "Record Date"), there was outstanding and entitled to vote an aggregate of approximately 4,696,873 shares of the Company's common stock, $0.08 par value per share (the "Common Stock"). Each share of Common Stock outstanding on the Record Date is entitled to one (1) vote on each matter presented.

QUORUM

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock held of record on the Record Date is necessary to constitute a quorum. The holder of each share of Common Stock held of record on the Record Date is entitled to vote on each matter to be considered at the Annual Meeting.

VOTES REQUIRED

         The affirmative vote of holders representing a majority of the shares of Common Stock present and entitled to vote at the meeting is required to elect the directors and amend the Company's Certificate of Incorporation.

CUMULATIVE VOTING

         Stockholders may have cumulative voting rights with respect to the election of the seven (7) directors. No stockholder may cumulate votes unless a stockholder has announced at the Annual Meeting his or her intention to do so. If any stockholder makes such an announcement, all stockholders may cumulate votes. Cumulative voting rights entitle a stockholder to give one (1) nominee as many votes as are equal to the number of directors to be elected, multiplied by the number of shares owned by the stockholder, or to distribute such votes among two (2) or more nominees on the same principle, up to the total number of nominees to be elected.

DISSENTERS' RIGHTS

         Under Delaware law, stockholders are not entitled to any dissenters' rights with respect to the approval of any of the proposals described in this Proxy Statement.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of September 18, 2000, certain information as to shares of Common Stock owned by (i) each person known to beneficially own more than 5% of the outstanding Common Stock, (ii) each director, including nominees for director, and each named executive officer of the Company, and (iii) all executive officers and directors of the Company as a group. Unless otherwise indicated, each person listed has sole voting and investment power over the shares beneficially owned by him or her. Unless otherwise indicated, the address of each named beneficial owner is the same as that of the Company's principal executive offices located at 1533 Monrovia Avenue, Newport Beach, California 92663.

                                              SHARES                PERCENTAGE
NAME (AND ADDRESS) OF                       BENEFICIALLY           BENEFICIALLY
BENEFICIAL OWNER (1)                           OWNED                   OWNED
-----------------------                   -----------------        ------------

Janet Moore (2)                               543,575                 11.6%
1533 Monrovia Avenue
Newport Beach, CA 92633

Zackary Irani (3)                             473,033                 10.1%
1533 Monrovia Avenue
Newport Beach, CA 92633

Dr. Robert A. Orlando (1)(4)                   37,333                    *
947 West 30th Street,
Los Angeles, CA 92034

Allen Barbieri (1)(6)                          25,554                    *
124 Nighthawk,
Irvine, CA 92604

Dr. Carlos St. Aubyn Beharie(1)(7)            113,377                  2.4%
583 Cherry Hill Rd.,
Princeton, NJ 08540

Francis R. Cano, Ph.D. (1)(8)                   7,777                    *
11 Acorn Lane,
Los Altos, CA 94022

David Burrows(1)(9)                             7,777                    *
113 Aspen Lane,
Costa Mesa, CA 92627

RidgeRose Capital Partners, LLC(1)            250,000                  5.3%
3388 Via Lido,
Newport Beach, CA  92663

Stilden Co., Inc.(1)(5)                       383,332                  8.2%
2939 Moss Rock,
Suite 100, San Antonio, TX 78230

All executive officers and directors
as a group (seven persons)                  1,208,426                 25.7%

---------------
* Less than one percent (1%) of the outstanding shares of Common Stock.

(1) Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable and the information contained in the footnotes to this table.
(2) Includes 26,667 shares underlying options exercisable by Ms. Moore at or within 60 days after the date of the Proxy, 508,658 shares owned by The Janet Moore Trust of which Janet Moore is the sole trustee and 8,250 shares owned by Ms. Moore's minor children.
(3) Includes 434,533 shares underlying options exercisable by Mr. Irani at or within 60 days after the date of the Proxy.
(4) Includes 18,333 shares underlying options exercisable by Dr. Orlando at or within 60 days after the date of the Proxy.
(5) Includes 83,333 shares underlying warrants exercisable by TheBigHub.com, Inc. and 136,666 shares underlying warrants exercisable by TheBigStore.com at or within 60 days after the date of the Proxy. Stilden Co., Inc. may be deemed to be the beneficial owner of the shares owned by both TheBigStore.com, Inc. and TheBigHub.com, Inc. by virtue of its status as a controlling stockholder of both entities. These numbers represent warrants agreed to in the Strategic Marketing Agreement and Back-end Processing Agreement. These agreements have since been terminated with 83,333 and 136,666 shares vested, respectively. Also includes 163,333 shares underlying warrants exercisable within 60 days of the date of this Proxy. These warrants were assigned to Stilden Co., Inc. by RJM Consulting, LLC, an entity controlled by Mr. Robert J. McNulty.
(6) Includes 15,554 shares underlying options exercisable by Mr. Barbieri at or within 60 days after the date of the Proxy.
(7) Includes 7,777 shares underlying options exercisable by Dr. Beharie at or within 60 days after the date of the Proxy.
(8) Includes 7,777 shares underlying options exercisable by Dr. Cano at or within 60 days after the date of the Proxy.
(9) Includes 7,777 shares underlying options exercisable by Mr. Burrows at or within 60 days after the date of the Proxy.

PROPOSAL NO. 1:   ELECTION OF DIRECTORS

DIRECTORS

         The Company's Bylaws give the Board of Directors ("Board") the power to set the number of directors at no less than three (3) nor more than nine (9). The size of the Company's Board is currently set at seven (7). Seven (7) directors are to be elected at the Annual Meeting to be held on November 13, 2000. The directors so elected will serve until replaced by a vote of the stockholders. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxy will be voted for a substitute nominee or nominee designated by the Board of Directors or the number of directors may be reduced accordingly.

         The following table sets forth the name and current age of each nominee for director, the year he or she was first elected a director and his or her position(s) with the Company.

----------------------------- ----------- ----------- ---------------------------------------------
                                          Director
            Name                 Age        Since                    Positions Held
----------------------------- ----------- ----------- ---------------------------------------------
Zackary Irani                     34         1997     President, Chairman of the Board and Chief
                                                      Executive Officer
----------------------------- ----------- ----------- ---------------------------------------------

Janet Moore                       49         1997     Secretary, Interim Chief Financial Officer
                                                      and Treasurer and Director
----------------------------- ----------- ----------- ---------------------------------------------

Allen Barbieri                    41         1999     Director
----------------------------- ----------- ----------- ---------------------------------------------

Robert A. Orlando, M.D.,
Ph.D.                             61         1986     Director
----------------------------- ----------- ----------- ---------------------------------------------

Carlos St. Aubyn Beharie,         47         1999     Director
M.D., MBA
----------------------------- ----------- ----------- ---------------------------------------------

Francis R. Cano, Ph.D.            56         1999     Director
----------------------------- ----------- ----------- ---------------------------------------------

David Burrows                     42         1999     Director
----------------------------- ----------- ----------- ---------------------------------------------

         Mr. Zackary Irani has been a Director of the Company, and has been serving as the Company's Chairman of the Board and Chief Executive since April 29, 1997. Prior to that time, Mr. Irani served as the Company's Vice President of Business Development since July 1994. He has been an employee of the Company since 1986. Mr. Irani also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc. In addition, Mr. Irani is the President and a director of the Company's subsidiary, ReadyScript, Inc.

         Ms. Janet Moore has been a Director of the Company since April 29, 1997, and has been serving as the Company's Secretary and Interim Chief Financial Officer and Treasurer since 1985. She has been an employee of the Company since 1976. Ms. Moore also serves as a director of Lancer Orthodontics, Inc., Allergy Immuno Technologies, Inc. and ReadyScript, Inc.

         Robert A. Orlando, M.D., Ph.D., has served as a Director of the Company since 1986. Dr. Orlando is a professor of pathology at Southern California College of Optometry, as well as a biophysicist and immunologist. Dr. Orlando has served as the Chief Pathologist at Beverly Hospital in Montebello, California since 1991. Dr. Orlando also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc. Dr. Orlando earned his Ph.D. in Pathology from the University of Chicago and his M.D. from New Jersey University of Medicine.

         David Burrows has served as a Director of the Company since June 1999. Mr. Burrows is presently Regional Director-West for StorageNetworks, Inc. From 1999 to 2000, Mr. Burrows served as Chief Technology Officer at TheBigStore.com. He served as Director of Information Services for the Orange County Register from 1996 to 1999 and Director, IS Information Services for FHP, Inc., a major managed care company from 1989 to 1996..

         Francis R. Cano, Ph.D. has served as a Director of the Company since June 1999. Dr. Cano currently works as a consultant in the biomedical field. >From 1996 to 1997, Dr. Cano served as Senior Vice President - Biotechnology of BDM, an information technology company. From 1992 to 1996, he served as President and Chief Operating Officer of Aviron, a public biotechnology company focused on developing viral vaccines for disease prevention. Dr. Cano was also involved in developing a vaccine business at a division of American Cynamid Corporation.

         Carlos St. Aubyn Beharie, M.D. has served as a Director of the Company since June 1999. Since 1998, Dr. Beharie has served as the Senior Vice President and Medical Director for Health Insurance Plan of New York, a large managed care company in the State of New York. From 1997 to 1998, Dr. Beharie served as Chief Medical Officer of Physicians Health Services, a subsidiary of Foundation Health Systems. From 1995 to 1997, he served as acting President and Chief Executive Officer of Physician Health Care Plan of New Jersey. Prior to 1995, he was employed for 13 years in various positions at FHP, Inc. Dr. Beharie is a fellow of the American College of OB/GYN and a senior member of the American College of Physician Executives.

         Mr. Allen Barbieri has served as a Director of the Company since October 1999. Mr. Barbieri currently is working as a private investor. From 1998 to 1999 he served as President and Chief Financial Officer of Buy.com. From 1994 until 1998 Mr. Barbieri was President and Chief Executive Officer of Pacific National Bank. Mr. Barbieri also services on the board of ReadyScript, Inc.

               THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.

EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

         Mr. Zackary Irani has been a Director of the Company, and has been serving as the Company's Chairman of the Board and Chief Executive since April 29, 1997. Prior to that time, Mr. Irani served as the Company's Vice President of Business Development since July 1994. He has been an employee of the Company since 1986. Mr. Irani also serves as a director of Lancer Orthodontics, Inc. and Allergy Immuno Technologies, Inc. In addition, Mr. Irani is the President and a director of the Company's subsidiary, ReadyScript, Inc.

         Ms. Janet Moore has been a Director of the Company since April 29, 1997, and has been serving as the Company's Secretary and Interim Chief Financial Officer and Treasurer since 1985. She has been an employee of the Company since 1976. Ms. Moore also serves as a director of Lancer Orthodontics, Inc., Allergy Immuno Technologies, Inc. and ReadyScript, Inc.

         Mr. Jagdish Sandhu, Age 49, has served as the Company's Chief Operating Officer of the Diagnostic division since July 1999. Mr. Sandhu joined the Company in 1985. From 1985 to 1990 he was the Company's General Manager, and from 1990 to 1999 he served as the Company's Production Manager. Prior to joining the Company, he worked for several companies in the diagnostic industry including, Nichols Institute, Bio Rad Laboratories and Diagnostic Products.

         Mr. Francis Capitanio, age 56, has served as the President, Diagnostics since July 10, 2000. Mr. Capitanio was President and Chief Executive Officer of Kalisto Biologicals, Inc. from 1997 until 2000. From 1980 until 1996 he was President and Chief Executive Officer of Diatech Diagnostics.


BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During the fiscal year ended May 31, 2000, there were seven meetings of the Board of Directors. Dr. Beharie was the only board member who attended less than seventy five percent of such meetings. The board acted by unanimous written consent ten times during the fiscal year.

COMPENSATION COMMITTEE

         The compensation committee of the Board of Directors reviews and makes recommendations to the Board regarding all forms of compensation and benefits provided the Company's officers. In addition, the compensation committee establishes and reviews general policies relating to the compensation and benefits of all the Company's employees. The compensation committee comprises Dr. Robert A. Orlando and Ms. Janet Moore. One (1) compensation committee meeting was held during the fiscal year ended May 31, 2000.

AUDIT COMMITTEE

         The audit committee of the Board of Directors reviews and monitors the Company's internal accounting procedures, corporate financial reporting, external and internal audits, the results and scope of the annual audit and other services provided by the Company's independent auditors, and the Company's compliance with legal matters that have a significant impact on financial reports. The Company's audit committee comprises of Dr. Robert A. Orlando and Dr. Francis R. Cano. The audit committee met once during the fiscal year ended May 31, 2000.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the total compensation earned by the Chief Executive Officer and all other executive officers who earned in excess of $100,000 per annum during the fiscal years ended May 31, 2000, 1999 and 1998.


                                                ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                        ------------------------------------ -----------------------------------
                                                                                     AWARDS            PAYOUTS
                                                                             ------------------------ ----------
                                                                             RESTRICTED  SECURITIES
                                                              OTHER ANNUAL   STOCK       UNDERLYING   LTIP           ALL OTHER
   NAME AND PRINCIPAL                     SALARY     BONUS    COMPENSATION    AWARD(S)    OPTIONS/    PAYOUTS       COMPENSATION
        POSITION              YEAR        ($)(1)      ($)         ($)           ($)       SARS (#)       ($)            ($)
-------------------------- ------------ ------------ ------- --------------- ----------- ------------ ---------- -------------------
Zackary Irani, Chairman       2000        117,925     -0-         -0-           -0-      1,000,000(2)    -0-            -0-
of the Board, President                                                                                                 -0-
and Chief Executive           1999        69,452      -0-         -0-           -0-        25,700        -0-
Officer                                                                                                                 -0-
                              1998        64,352      -0-         -0-           -0-        64,000        -0-

                                                                                                                        -0-
Richard Jay(3)                2000        133,000     -0-         -0-           -0-          -0-         -0-

Steven Goto(3)                2000        106,827     -0-         -0-           -0-          -0-         -0-            -0-
-------------------------- ------------ ------------ ------- --------------- ----------- ------------ ---------- -------------------

(1) The amounts described in the Summary Compensation Table above do not include other compensation and benefits provided to Mr. Irani during the fiscal year ended May 31, 2000, that in the aggregate did not exceed the lesser of $50,000 or 10% of the executive's annual salary and bonus.
(2) This grant was for restricted options not covered by any Company stock option plan.
(3) As of May 31, 2000, Dr. Jay and Mr. Goto were no longer employees of Biomerica. They were employees of the Company's subsidiary, ReadyScript, Inc.


STOCK OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock options granted in the fiscal year ended May 31, 2000, to the Company's Chief Executive Officer.


                                   INDIVIDUAL GRANTS(1)


                      PERCENT OF TOTAL
                    NUMBER OF SECURITIES   OPTIONS/SARS
                         UNDERLYING         GRANTED TO
                        OPTIONS/SARS       EMPLOYEES IN    EXERCISE OR BASE
NAME                     GRANTED (#)        FISCAL YEAR       PRICE ($/SH)    EXPIRATION DATE
------------------- -------------------- ----------------- ----------------- -------------------
Zackary Irani           1,000,000               62.3              3.00         June 10, 2009


(1) In June 1999 Mr. Irani received a stock option for 1,000,000 shares of restricted Biomerica common stock at an exercise price of $3.00 per share.
----------

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table presents information for the named officers in the Summary Compensation Table with respect to options exercised during fiscal 2000 and unexercised options held as of the end of the fiscal year.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                         Number of Securities
                                                              Underlying               Value of Unexercised
                                                         Unexercised Options at         In-the-Money Options
                     Shares                               Fiscal Year End (#)         at Fiscal Year End ($)
                    Acquired             Value            -------------------         ----------------------
Name             On Exercise (#)    Realized (1)($)    Exercisable/Unexercisable    Exercisable/Unexercisable
----             ---------------    ---------------    -------------------------    -------------------------
Zackary Irani        10,000             $24,500            101,200/1,028,500             $7,637/$7,225(2)
Richard Jay(3)         -0-                -0-                     -0-                          -0-
Steven Goto(3)         -0-                -0-                     -0-                          -0-


------------
(1) Based on the closing price of $3.25 on the date of exercise (March 31, 2000).
(2) Based on the closing price of $1.438 as of the last day of the fiscal year, May 31, 2000.
(3) As of May 31, 2000, Dr. Richard Jay and Mr. Steven Goto were employees of the subsidiary, ReadyScript, Inc., and relinquished their stock options in Biomerica, Inc., in exchange for ReadyScript options.

COMPENSATION OF DIRECTORS

         Although not prohibited by the Company's Bylaws, directors receive no direct payment for their services as directors, but they have been, and may in the future be, granted options to purchase the Company's securities. The compensation of officers and directors is subject to review and adjustment from time to time by the Board of Directors.

SECTION 16(a) - BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely upon a review of the copies of such forms furnished to the Company and information involving securities transactions of which the Company is aware, the Company believes that during the fiscal year ended May 31, 2000, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the fiscal year ended May 31, 2000, the Company leased approximately 25,000 square feet of space in Newport Beach, California pursuant to a lease which expired May 31, 1998 (and which was renewed until May 31, 1999) at a base rental payment of $12,720 per month from Jun 1999 until October 1999, plus taxes and insurance. The facilities are leased from an individual and JSJ Management, of which Ms. Janet Moore is a partner. From October 1, 1999 until May 31, 1999 the base rent increased to $15,720. During fiscal 2000, the Company paid a total of $172,640 in rent. The lease is currently month-to-month. These facilities are currently being used for the Company's diagnostic test kit research and development, manufacturing, marketing and administration.

         On June 11, 1999, pursuant to a stock purchase agreement, the Company sold 50,000 shares of Common Stock to Mr. Irani and Ms. Moore at a purchase price of $5.00 per share.

         Stilden Co., Inc., a principal stockholder of the Company, is a controlling or principal stockholder in BigStore.com and BigHub.com. We have entered into the following agreements with those companies:

o On June 11, 1999, the Company entered into a five-year agreement with the BigStore.com. Pursuant to the terms of the agreement, as amended, the BigStore.com will provide the Company with back-end processing services for the Company's web site in exchange for a warrant to purchase 410,000 shares of Common Stock at an exercise price of $5.00 per share that vests over three years. This agreement has since been terminated and 136,666 shares were vested.

o On June 10, 1999, the Company granted to RJM Consulting, LLC a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $3.00 per share. The warrant was granted as consideration for its services in helping the Company raise equity capital and for introducing the Company to the BigStore.com. The warrants vest immediately prior to a public offering of Common Stock. On August 26, 1999, the warrants were transferred as follows: 490,000 shares to Stilden Co., Inc. and 510,000 shares to four other individuals.

o On September 2, 1999, the Company entered into a five-year agreement with the BigHub.com. Pursuant to the terms of the agreement, the BigHub.com will provide the Company with strategic placement of advertising and marketing on its web site in exchange for a warrant to purchase 250,000 shares of Common Stock at an exercise price of $5.00 per share that vests over three years. This agreement has since been terminated and 83,333 shares were vested.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         It is expected that a representative of BDO Seidman, LLP will be present at the Annual Meeting to respond to appropriate questions or to make a statement if he or she so desires.

                                 OTHER BUSINESS

         Management is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not now aware may come before the meeting or any adjournment thereof, the Proxy confers discretionary authority with respect to acting thereon, and the persons named in such Proxy intend to vote, act, and consent in accordance with their best judgment with respect thereto.

                                  ANNUAL REPORT

         The Annual Report to Stockholders covering the Company's fiscal year ended May 31, 2000 is being mailed to stockholders with this Proxy Statement. The Company's annual report on Form 10-KSB for the year ended May 31, 2000, including the financial statements and schedules thereto, which the Company has filed with the Securities and Exchange Commission, will be made available to beneficial owners of the Company's securities upon request. The annual report does not form any part of the material for the solicitation of the Proxy.



DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING

         Any proposal relating to a proper subject which a stockholder may intend to present for action at the next Annual Meeting of Stockholders and which such stockholder may wish to have included in the Company's proxy materials for such meeting must, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, be received in proper form by the Company at its principal executive office not later than June 23, 2001. It is suggested that any such proposal be submitted by certified mail, return receipt requested.

                                      By Order of the Board of Directors,


                                      /S/ ZACKARY S. IRANI,
                                      ---------------------
                                      President and Chief Executive Officer

Newport Beach, California
September 29, 2000

                                 REVOCABLE PROXY
                 BIOMERICA, INC. ANNUAL MEETING OF STOCKHOLDERS
                                NOVEMBER 13, 2000

         The undersigned stockholder(s) of Biomerica, Inc., a Delaware corporation (the "Company") hereby nominates, constitutes and appoints Janet Moore, his, her or its true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock of the Company which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at the offices of the Company, 1533 Monrovia Avenue, Newport Beach, California 92663 at 2:00 p.m., and any and all adjournments thereof, with respect to the matters described in the accompanying Proxy Statement, and, in her discretion, on such other matters which properly come before the Annual Meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
                                                     ---

1.   _________ FOR all nominees             _________ WITHHOLD AUTHORITY TO VOTE
               (Except as listed below)               (As to all nominees)

               Nominees: Dr. Carlos St. Aubyn Beharie; David Burrows;
                         Dr. Francis R. Cano; Zackary Irani; Allen Barbieri; Janet Moore; and Dr. Robert A. Orlando.

               Instructions: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

                             ___________________________________________________


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
                      PLEASE SIGN AND DATE ON REVERSE SIDE.

         THE PROXY CONFERS AUTHORITY TO VOTE AND UNLESS SPECIFIED OTHERWISE SHALL BE VOTED FOR PROPOSAL 1 AND WILL BE VOTED BY THE PROXY HOLDER AT HIS, HER OR ITS DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING.


Dated:
       ---------------



_________________________________
(Please Print Name)


_________________________________
(Signature of Stockholder)


_________________________________
(Please Print Name)


_________________________________
(Signature of Stockholder)

(Please date this Proxy and sign your name as it appears on your stock certificate(s). Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

I (We) do                  do not

-------                    -------

expect to attend the meeting.